UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2024

SERVE ROBOTICS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-56237	85-3844872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Broadway Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)

(818) 860-1352

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SERV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2024, Serve Robotics Inc. (the “Company”) appointed Lily Sarafan to the Company’s Board of Directors (the “Board”) effective December 4, 2024. Ms. Sarafan was additionally appointed to serve on the Audit Committee and the Compensation Committee of the Board. There are no arrangements or understanding between Ms. Sarafan and any other persons pursuant to which she was selected as a director, and there are no transactions reportable under Item 404(a) of Regulation S-K in which Ms. Sarafan has a direct or indirect material interest. She will be entitled to receive the standard cash paid to all directors as described in the Company’s Outside Director Compensation Policy which is attached as Exhibit 10.33 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and 20,000 restricted stock units vesting in full on the earlier to occur of (i) the Company’s next annual stockholder meeting or (ii) December 4, 2025. Ms. Sarafan was appointed to the Board to replace Mr. Jordan as a Class II Director of the Company following notice of his intent to resign (as further detailed below) and is subject to re-election at the Company's 2025 annual stockholder meeting.

On December 4, 2024, James Buckly Jordan announced his intention to resign as a director of the Board, effective immediately. Mr. Jordan’s decision was not based on any disagreement with the Company or management. The Company would like to thank Mr. Jordan for his dedicated service to the Company.

Item 8.01. Other Events.

On December 9, 2024, the Company issued a press release regarding the appointment of Ms. Sarafan to the Board. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are included in this report:

No.	Description
99.1	Press Release issued on December 9, 2024
104	Cover Page Interactive Data File (formatted in iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Serve Robotics Inc.

Dated: December 9, 2024	/s/ Brian Read
Brian Read
Chief Financial Officer

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